UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2011

SPDR® GOLD TRUST
SPONSORED BY WORLD GOLD TRUST SERVICES, LLC
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-32356 (Commission File Number)	81-6124035 (IRS Employer Identification No.)
c/o World Gold Trust Services, LLC
424 Madison Avenue, 3rd Floor
New York, New York 10017
(Address of principal executive offices; zip code)
Registrant’s telephone number, including area code: (212) 317-3800
(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
Effective as of June 1, 2011, The Bank of New York Mellon, the trustee, or the Trustee, of the SPDR® Gold Trust, or the Trust, and HSBC Bank USA, National Association, the custodian, or the Custodian, of the gold held by the Trust, have amended and restated the gold custody agreements of the Trust. The amended and restated agreements are the First Amended and Restated Unallocated Bullion Account Agreement and the First Amended and Restated Allocated Bullion Account Agreement.
Previously, pursuant to a standing instruction under the original Unallocated Bullion Account Agreement, the Custodian transferred gold credited to the Trust’s unallocated account to the Trust’s allocated account such that the gold remaining credited to the Trust’s unallocated account did not exceed 430 fine ounces of gold at the end of each business day. Pursuant to the First Amended and Restated Unallocated Bullion Account Agreement, the Custodian will make available to the Trust’s unallocated account up to 430 fine ounces of gold in order to allow the Custodian to transfer all gold credited to the Trust’s unallocated account to the Trust’s allocated account by the end of each business day. As a result, at the end of each business day, none of the Trust’s gold will be held in an unallocated account.
In order to expressly authorize the Trustee to enter into this new arrangement, World Gold Trust Services, LLC, the sponsor of the Trust, and the Trustee have entered into Amendment No. 3 to the Trust Indenture of the Trust, which is effective as of June 1, 2011.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits:

Exhibit No.	Description
4.1	Amendment No. 3 to the Trust Indenture of the SPDR® Gold Trust (or the Trust), dated as of June 1, 2011, between The Bank of New York Mellon, the trustee of the Trust, and World Gold Trust Services, LLC, the sponsor of the Trust.

10.1	First Amended and Restated Allocated Bullion Account Agreement, dated as of June 1, 2011, between The Bank of New York Mellon, the trustee of the Trust, and HSBC Bank USA, N.A., the custodian of the Trust.

10.2	First Amended and Restated Unallocated Bullion Account Agreement, dated as of June 1, 2011, between The Bank of New York Mellon, the trustee of the Trust, and HSBC Bank USA, N.A., the custodian of the Trust.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 1, 2011	SPDR® GOLD TRUST (Registrant)*
	By:	World Gold Trust Services, LLC
as the Sponsor of the Registrant

By:	/s/ Robin Lee
	Name:	Robin Lee
	Title:	Chief Financial Officer

*	As the Registrant is a trust, this report is being filed on behalf of the Registrant by World Gold Trust Services, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in their capacity as an authorized officer of World Gold Trust Services, LLC.

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment No. 3 to the Trust Indenture of the SPDR® Gold Trust (or the Trust), dated as of June 1, 2011, between The Bank of New York Mellon, the trustee of the Trust, and World Gold Trust Services, LLC, the sponsor of the Trust.

10.1	First Amended and Restated Allocated Bullion Account Agreement, dated as of June 1, 2011, between The Bank of New York Mellon, the trustee of the Trust, and HSBC Bank USA, N.A., the custodian of the Trust.

10.2	First Amended and Restated Unallocated Bullion Account Agreement, dated as of June 1, 2011, between The Bank of New York Mellon, the trustee of the Trust, and HSBC Bank USA, N.A., the custodian of the Trust.